UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2025

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2101 Riverfront Drive, Suite A

Little Rock, Arkansas 72202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (501) 850-0820

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 12, 2025, Uniti Group Inc., a Maryland corporation (the “Company” or “Uniti”), filed a definitive proxy statement/prospectus (as such may be supplemented from time to time, the “Proxy Statement/Prospectus”) with the Securities and Exchange Commission (the “SEC”) with respect to the special meeting of Uniti’s stockholders (the “Special Meeting”) to be held in connection with transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 3, 2024, by and between the Company and Windstream Holdings II, LLC, a Delaware limited liability company (“Windstream”), as amended by the Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 17, 2024 (as it may be further amended and/or restated from time to time, the “Merger Agreement”), pursuant to which, following a pre-closing reorganization of Windstream, an affiliate of Windstream identified as “Merger Sub” in the Merger Agreement will merge with and into Uniti (the “Merger”), with Uniti surviving the Merger and with the result that both of Uniti and Windstream’s successor by merger will be indirect wholly owned subsidiaries of Windstream Parent, Inc., a Delaware corporation (“New Uniti”). In connection with the Merger, Windstream Parent, Inc. will be renamed “Uniti Group Inc.”

The Special Meeting is scheduled for April 2, 2025, beginning at 8:00 a.m. Eastern Time. Uniti’s stockholders of record as of the close of business on February 10, 2025 will be eligible to vote at the Special Meeting. Subject to the satisfaction of the remaining conditions to closing of the Merger under the Merger Agreement, including that Uniti’s stockholders vote to approve the Merger at the Special Meeting, Uniti expects to complete the Merger in the second half of 2025. The information contained in this Current Report on Form 8-K (this “Form 8-K”) should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety.

Litigation Relating to the Merger

As of the date of this Form 8-K, attorneys representing multiple purported stockholders of the Company have delivered demand letters to the Company (collectively, the “Demand Letters”) alleging that the disclosures contained in the Proxy Statement/Prospectus are deficient and requesting that the Company supplement such disclosures prior to the Special Meeting. The Demand Letters threaten the Company with lawsuits in the event that the purported deficiencies in the Proxy Statement/Prospectus are not addressed but, to date, none of these stockholders have filed suit challenging the Merger.

As of the date of this Form 8-K, three lawsuits relating to the Merger (collectively, the “Lawsuits”) have been filed: (i) Garfield v. Uniti Group Inc., et al. Cause No. 60CV-25-2552, which was filed in the Circuit Court of Pulaski County, State of Arkansas on March 10, 2025 (the “Garfield Action”), (ii) Jones v. Uniti Group Inc., et al. Index No. 651378/2025, which was filed in the Supreme Court of the State of New York, County of New York, on March 11, 2025 and (iii) Thompson v. Uniti Group Inc., et al. Index No. 651394/2025, which was filed in the Supreme Court of the State of New York, County of New York, on March 12, 2025. The Lawsuits were each filed by a purported stockholder of the Company as an individual action and allege that the Proxy Statement/Prospectus was materially incomplete due to certain misrepresentations and omissions in violation of Maryland or New York common law. The Lawsuits name as defendants the Company and its directors and seek, among other relief, an order enjoining the consummation of the Merger. On March 17, 2025, the plaintiff in the Garfield Action filed a motion for a preliminary injunction seeking to enjoin the Merger. There can be no assurance regarding the ultimate outcome of the Lawsuits.

It is possible that additional, similar complaints may be filed, that the Lawsuits described above may be amended, or that additional demand letters will be received by the Company. If this occurs, the Company does not intend to announce the filing or receipt of each additional, similar complaint or demand letter or any amended complaint unless required by law.

The Company believes that the claims asserted in the Lawsuits and the Demand Letters are without merit. However, in order to alleviate the costs, risks and uncertainties arising from the injunction motion filed in the Garfield Action, the Company has determined to voluntarily supplement the Proxy Statement/Prospectus as described in this Form 8-K. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations set forth in the Garfield Action, as well as the other Lawsuits and the Demand Letters, and denies that any additional disclosure in the Proxy Statement/Prospectus was or is required.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Proxy Statement/Prospectus and should be read in conjunction with the disclosures contained in the Proxy Statement/Prospectus, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Proxy Statement/Prospectus. All page references are to pages in the Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement/Prospectus.

(a)	In the section of the Proxy Statement/Prospectus titled “The Merger—Background of the Merger” the disclosure in the tenth full paragraph on page 167 is amended by replacing the paragraph with the following (new text is underlined and bold):

On January 23, 2024, representatives of Uniti’s and Windstream’s respective financial advisors (but, for the avoidance of doubt, in the case of Uniti, not including J.P. Morgan or Stephens but rather financial advisors previously engaged by Uniti for other corporate and capital market transactions) met via teleconference to discuss Windstream’s forecasts.

(b)	In the section of the Proxy Statement/Prospectus titled “The Merger—Background of the Merger” the disclosure on page 168 is amended by adding the following immediately before the eleventh paragraph (new text is underlined and bold):

On April 11, 2024, J.P. Morgan provided the Uniti Board with a customary relationship disclosure letter, addressed to the Uniti Board, and discussed the engagement of J.P. Morgan.

(c)	In the section of the Proxy Statement/Prospectus titled “The Merger—Background of the Merger” the disclosure in the second full paragraph on page 169 is amended by replacing the paragraph with the following (new text is underlined and bold):

On April 19, 2024, Uniti, on behalf of the Uniti Board, engaged Stephens to provide an additional fairness opinion in connection with the potential transaction due to, among other things, Stephens’ qualifications, experience and reputation, particularly locally, ~~and~~ Stephens’ familiarity with Uniti, and the absence of material conflicts on the part of Stephens.

(d)	In the section of the Proxy Statement/Prospectus titled “The Merger—Opinion of Stephens Inc. to the Uniti Board” the disclosure in the final paragraph on page 180 is amended by replacing the paragraph with the following (new text is underlined and bold):

Stephens performed a discounted cash flow analysis of the pro forma combined entity (exclusive of any synergies or cost savings as a result of the proposed Merger) to estimate a range of implied equity values for the pro forma combined entity based upon the discounted net present value of the projected unlevered, after-tax free cash flows for the pro forma combined entity from January 1, 2025, through calendar year 2028. In this analysis, Stephens ~~used~~ (i) used financial information and data regarding Uniti and Windstream provided by Uniti, ~~and~~ (ii) used prospective financial information for the pro forma combined entity provided by Uniti management and (iii) treated stock-based compensation as a non-cash expense for purposes of its discounted cash flow analysis. See the section below entitled “—Certain Unaudited Prospective Financial Information of Uniti” for additional information regarding the unaudited prospective financial information used by Stephens in performing its analysis. Stephens determined the projected amount of unlevered, after-tax free cash flows for the pro forma combined entity assuming a terminal value for the pro forma combined entity based upon a range of terminal EBITDA multiples, selected by Stephens exercising its professional judgment given the nature of Uniti and Windstream and their industry and respective businesses, of 7.25x to 7.75x. In selecting a terminal EBITDA multiple for the pro forma combined entity, Stephens considered the range of EBITDA multiples of the pro forma combined entity and of the comparable public companies of the pro forma combined entity set forth in the section entitled “— Selected Publicly Traded Companies Analysis” above.

(e)	In the section of the Proxy Statement/Prospectus titled “The Merger—Opinion of Stephens Inc. to the Uniti Board” the disclosure in the third full paragraph on page 183 is amended by replacing the paragraph with the following (new text is underlined and bold):

Affiliates and employees of Stephens Inc. own an investment interest of less than one-half of one percent of the outstanding common stock of Uniti, ~~and~~ Stephens makes a market in the stock of Uniti, and the aggregate fees earned by Stephens for such market-making activities during the two-year period preceding the delivery of its opinion were less than $15,000. Stephens has not received any investment banking fees from Uniti or Windstream within the past two years. Within the past two years, Stephens or its affiliates have provided insurance agency services to Uniti and have received customary compensation for such services of approximately $460,000. In addition, during the two years preceding the date of Stephens’ opinion, neither Stephens nor its affiliates have had any material financial advisory or other material commercial or investment banking relationships with Elliott or the Investor Adviser, each a significant affiliate of Windstream, and the aggregate fees recognized by Stephens from Elliott and the Investor Adviser, as applicable, were zero. Stephens expects to pursue future investment banking services assignments with participants in the proposed Merger.

(f)	In the section of the Proxy Statement/Prospectus titled “The Merger—Opinion of J.P. Morgan to the Uniti Board” the disclosure in the final paragraph of page 186 is amended by replacing the paragraph with the following (new text is underlined and bold):

J.P. Morgan conducted discounted cash flow analyses for the purpose of determining the implied fully diluted equity value per Uniti Common Share. A discounted cash flow analysis is a method of evaluating an asset using estimates of the future unlevered free cash flows generated by the asset and taking into consideration the time value of money with respect to those cash flows by calculating their “present value.” For purposes of J.P. Morgan’s analysis, “unlevered free cash flows” were calculated by taking earnings before interest and taxes, subtracting cash taxes, adding back depreciation and amortization, subtracting capital expenditures and adjusting for changes in working capital and other cash flow items, including non-cash revenue and expenses. For purposes of the analyses described in this section, J.P. Morgan treated SBC as a cash expense. For purposes of J.P. Morgan’s opinion, “present value” refers to the current value of one or more future unlevered free cash flows from the asset, which is referred to as that asset’s cash flows, and is obtained by discounting those cash flows back to the present using a discount rate that takes into account certain macroeconomic assumptions and estimates of risk, the opportunity cost of capital, capitalized returns and other appropriate factors. For purposes of J.P. Morgan’s opinion, “terminal value” refers to the capitalized value of all cash flows from an asset for periods beyond the final projection period.

(g)	In the section of the Proxy Statement/Prospectus titled “The Merger—Opinion of J.P. Morgan to the Uniti Board” the disclosure in the first full paragraph on page 187 is amended by replacing the paragraph with the following (new text is underlined and bold):

J.P. Morgan calculated the unlevered free cash flows that Uniti expected to generate on a standalone basis (i.e., without any Synergies), excluding the free cash flows attributable to the Windstream Leases, which were calculated separately as described in the following paragraph, during fiscal years 2024 through 2032 based upon Uniti management projections. J.P. Morgan also calculated a range of terminal values at the end of the projection period by applying a terminal period rate estimated by Uniti management ranging from 2.50% to 3.50% of the unlevered free cash flow of Uniti during the terminal period of the projections. The unlevered free cash flows and range of terminal values were then discounted to present values as of December 31, 2023 using a range of discount rates from 11.25% to 10.25%, which were chosen by J.P. Morgan based upon an analysis of Uniti’s weighted average cost of capital. The present value of the unlevered free cash flows and the range of terminal values for Uniti were then adjusted for the addition of the present value of the rental income pursuant to the Windstream Leases (assuming a 0.5% escalation, as provided by Uniti management, and discounted at 12.00%, in each case discussed immediately below) and the present value of Uniti’s tax attributes of $89 million (discounted at 10.75%, as described below), to indicate a range of implied equity values per Uniti Common Share on a standalone basis, calculated based on the fully diluted number of shares outstanding using the treasury stock method, and after accounting for net debt (including cash proceeds from pending asset divestitures), and non-controlling interests each as provided by Uniti management (in each case, rounded to the nearest $0.25 per share), of $3.50 to $5.25 per Uniti Common Share. This range of implied per share equity value was compared to the closing price per Uniti Common Share as of February 16, 2024, the last full trading day prior to media speculation regarding a potential transaction with Windstream, of $5.10.

(h)	In the section of the Proxy Statement/Prospectus titled “The Merger—Opinion of J.P. Morgan to the Uniti Board” the disclosure in the first full paragraph on page 190 is amended by replacing such paragraph with the following (new text is underlined and bold):

J.P. Morgan also conducted a discounted cash flow analysis for the purpose of determining the implied fully diluted equity value of Windstream. For purposes of J.P. Morgan’s analysis, “unlevered free cash flows” were calculated by taking earnings before interest and taxes, subtracting cash taxes, adding back depreciation and amortization, subtracting capital expenditures and adjusting for changes in working capital and other cash flow items, including pension capital contributions, severance costs and other cost initiatives. For purposes of the analyses described in this section, J.P. Morgan treated SBC as a cash expense.

(i)	In the section of the Proxy Statement/Prospectus titled “The Merger—Opinion of J.P. Morgan to the Uniti Board” the disclosure in the second two full paragraph on page 190 is amended by replacing such paragraph with the following (new text is underlined and bold):

J.P. Morgan calculated the unlevered free cash flows that Windstream expected to generate during fiscal years 2024 through 2026 based upon the Adjusted Windstream Estimates and upon projections for the subsequent period developed using terminal period assumptions provided by Uniti’s management for use in J.P. Morgan’s analysis, implying a terminal growth rate ranging from 1.50% to 2.50%. The unlevered free cash flows and range of terminal values were then discounted to present values as of December 31, 2023 using a range of discount rates from 11.25% to 10.25%, which were chosen by J.P. Morgan based upon an analysis of Windstream’s weighted average cost of capital. The present value of the unlevered free cash flows and the range of terminal values for Windstream were then adjusted for the deduction of the present value of the Windstream Leases (assuming a 0.5% escalation, as provided by Uniti management, and discounted at 12.00%, in each case as discussed above), the addition of the present value of Windstream’s tax attributes of $150 million (using a discount rate of 10.75%, as described below) and the addition of the present value of Windstream’s lease tax shield of $1,453 million (discounted at 12.00%), to indicate a range of implied equity values for Windstream on a standalone basis, after accounting for net debt (including capital leases and proceeds from pending asset divestures), and pension SLB, each as provided by Uniti management (in each case, rounded to the nearest $25 million) of $650 million to $2,300 million.

(j)	In the section of the Proxy Statement/Prospectus titled “The Merger—Opinion of J.P. Morgan to the Uniti Board” the disclosure in the second full bulleted paragraph on page 191 is amended by replacing the paragraph with the following (new text is underlined and bold):

• Impact to Tax Attributes: J.P. Morgan then calculated the net impact to aggregate Uniti and Windstream tax attributes as (i) the net present value of the tax savings expected to result from combining the tax attributes of Uniti and Windstream of $250 million, minus (ii) the sum of the net present values of the tax savings expected to result from (A) Uniti’s standalone tax attributes of $89 million, (B) Windstream’s standalone tax attributes of $150 million and (C) the tax shield attributable to Windstream’s rent expenses under the Windstream Leases of $1,453 million, plus (iii) the net present value of the tax shield for fiscal years 2024 through 2039 that would be created by the step up in Uniti’s tax basis that could potentially result from the Merger of $813 million, as estimated by Uniti management. These calculations yielded an Impact to Tax Attributes range with a midpoint of negative $629 million, which midpoint was used for purposes of J.P. Morgan’s analysis.

(k)	In the section of the Proxy Statement/Prospectus titled “Executive Compensation” the disclosure in the second full paragraph on page 283 is amended by replacing the paragraph with the following (new text is underlined and bold):

New Uniti has not yet paid any compensation to its directors or executive officers. It is currently expected that the compensation to be paid to executive officers of New Uniti following the Closing will be substantially similar to the compensation paid to Uniti executive officers immediately prior to the Closing, and any increases would be determined based on similar metrics to those used by Uniti today, including reference to pay levels of peer companies with enterprise values comparable to New Uniti’s enterprise value. New Uniti’s non-employee director compensation program will be designed to attract and retain qualified individuals to serve on the New Uniti Board, in line with that of other public companies of a similar size and complexity.

No Offer or Solicitation

This Form 8-K and the information contained in it are provided for information purposes only and are not intended to be and shall not constitute a solicitation of any vote or approval, or an offer to sell or solicitation of an offer to buy, or an invitation or recommendation to subscribe for, acquire or buy securities of Uniti, Windstream or New Uniti, the proposed combined company following the closing of the Merger or any other financial products or securities, in any place or jurisdiction, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information and Where to Find It

In connection with the Merger, New Uniti has filed a registration statement on Form S-4 with the SEC, as amended (No. 333-281068), which was declared effective by the SEC on February 12, 2025 and contains a definitive proxy statement/prospectus and other documents. The definitive proxy statement/prospectus was mailed to stockholders of Uniti seeking their approval of the transaction-related proposals. This communication is not a substitute for any registration statement, proxy statement/prospectus or other documents that have been or may be filed with the SEC in connection with the Merger.

THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER CONTAIN IMPORTANT INFORMATION ABOUT UNITI, WINDSTREAM, NEW UNITI, THE MERGER AND RELATED MATTERS. INVESTORS SHOULD READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY SUPPLEMENTS THERETO, CAREFULLY AND IN THEIR ENTIRETY BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE MERGER. The definitive proxy statement/prospectus, any supplements thereto and all other documents filed with the SEC in connection with the Merger are available free of charge on the SEC’s website (at www.sec.gov). Copies of documents filed with the SEC by Uniti have been and will continue to be made available free of charge on Uniti's investor relations website (at https://investor.uniti.com/financial-information/sec-filings).

Participants in the Solicitation

Uniti, Windstream and their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Uniti’s stockholders in connection with the Merger. Information about Uniti’s directors and executive officers is set forth in the sections titled “Proposal No. 1 Election of Directors” and “Security Ownership of Certain Beneficial Owners and Management” included in Uniti’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 11, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1620280/000110465924046100/0001104659-24-046100-index.htm), the section titled “Directors, Executive Officers and Corporate Governance” included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1620280/000162828024008054/unit-20231231.htm), and subsequent statements of beneficial ownership on file with the SEC and other filings made from time to time with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Uniti stockholders in connection with the Merger, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement/prospectus filed by Uniti with the SEC (and which is available at https://www.sec.gov/Archives/edgar/data/1620280/000110465925012218/tm2412846-31_defm14a.htm).

Forward-Looking Statements

Certain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Those forward-looking statements include all statements that are not historical statements of fact, including, without limitation, the Company’s 2025 financial outlook, expectations regarding lease-up of the Company’s network, strong demand trends, business strategies, growth prospects, and statements regarding the Merger and the future performance of Uniti, Windstream and the combined company following the Merger (the “Merged Group”), the perceived and potential synergies and other benefits of the Merger, and expectations around the financial impact of the Merger on the Merged Group’s financials. In addition, this communication contains statements concerning the intentions, beliefs and expectations, plans, strategies and objectives of the directors and management of Uniti and Windstream for Uniti and Windstream, respectively, and the Merged Group, the anticipated timing for and outcome and effects of the Merger (including expected benefits to stockholders of Uniti), expectations for the final capital structure, ongoing development and growth potential of the Merged Group and the future operation of Uniti, Windstream and the Merged Group.

Words such as "anticipate(s)," "expect(s)," "intend(s)," “estimate(s),” “foresee(s),” "plan(s)," "believe(s)," "may," "will," "would," "could," "should," "seek(s)," “appear(s),” “target(s),” “project(s),” “contemplate(s),” “predict(s),” “potential,” “continue(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected and may include statements regarding the expected timing and structure of the Merger; the ability of the parties to complete the Merger considering the various closing conditions; the expected benefits of the Merger, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of the Merged Group following completion of the Merger; and anticipated growth strategies and anticipated trends in Uniti’s, Windstream’s and, following the expected completion of the Merger, the Merged Group’s business. Although management believes that the assumptions underlying the forward-looking statements are reasonable, the Company can give no assurance that its expectations will be attained. Factors which could materially alter the Company’s expectations include, but are not limited to, the ability and willingness of the Company’s customers to renew their leases with the Company upon their expiration, and the ability to reposition the Company’s properties on the same or better terms in the event of nonrenewal or in the event the Company replaces an existing tenant; the availability of and the Company’s ability to identify suitable acquisition opportunities and the Company’s ability to acquire and lease the respective properties on favorable terms; the risk that the Company fails to fully realize the potential benefits of acquisitions or have difficulty integrating acquired companies; the Company’s ability to generate sufficient cash flows to service its outstanding indebtedness and fund its capital funding commitments; the Company’s ability to access debt and equity capital markets; the impact on the Company’s business or the business of its customers as a result of credit rating downgrades and fluctuating interest rates; the Company’s ability to retain its key management personnel; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to real estate investment trusts; covenants in the Company’s debt agreements that may limit its operational flexibility; the possibility that the Company may experience equipment failures, natural disasters, cyber-attacks or terrorist attacks for which the Company’s insurance may not provide adequate coverage; other risks inherent in the communications industry and in the ownership of communications distribution systems, including potential liability relating to environmental matters and illiquidity of real estate investments; the satisfaction of the conditions precedent to the consummation of the Merger, including, without limitation, the receipt of stockholder and regulatory approvals on the terms desired or anticipated; unanticipated difficulties or expenditures relating to the Merger, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the Merger within the expected time period (if at all); potential difficulties in Uniti’s and Windstream’s ability to retain employees as a result of the announcement and pendency of the Merger; risks relating to the value of the Merged Group’s securities to be issued in connection with the Merger; disruptions of Uniti’s and Windstream’s current plans, operations and relationships with customers caused by the announcement and pendency of the Merger; legal proceedings that may be instituted against Uniti or Windstream following announcement of the Merger; funding requirements; regulatory restrictions (including changes in regulatory restrictions or regulatory policy); risks associated with general economic conditions; and additional factors described in the Company’s reports filed with the SEC, including Uniti’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC.

There can be no assurance that the Merger will be implemented or that plans of the respective directors and management of Uniti and Windstream for the Merged Group will proceed as currently expected or will ultimately be successful. Investors are strongly cautioned not to place undue reliance on forward-looking statements, including in respect of the financial or operating outlook for Uniti, Windstream or the Merged Group (including the realization of any potential cost savings or expected synergies). See also “Additional Information and Where to Find It.”

All forward-looking statements are based on information and estimates available at the time of this communication and are not guarantees of future performance.

Except as required by applicable law, Uniti does not assume any obligation to, and expressly disclaims any duty to, provide any additional or updated information or to update any forward-looking statements, whether as a result of new information, future events or results, or otherwise. Nothing in this communication will, under any circumstances (including by reason of this communication remaining available and not being superseded or replaced by any other presentation or publication with respect to Uniti, Windstream or the Merged Group, or the subject matter of this communication), create an implication that there has been no change in the affairs of Uniti or Windstream since the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITI GROUP INC.

DATED: March 27, 2025	By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel & Secretary